UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2024

ARDELYX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36485	26-1303944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 FIFTH AVE., SUITE 210, WALTHAM, MASSACHUSETTS 02451
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (510) 745-1700
Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	ARDX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.

On October 3, 2024, Ardelyx, Inc. (the “Company”) and BMR-Pacific Research Center LP (the “Landlord”) entered into a Lease Agreement (the “New Fremont Lease”) whereby the Company will lease approximately 15,000 square feet on the first floor (the “New Fremont Premises”) of the building located at 7999 Gateway Boulevard, Newark, California.

The initial term of the New Fremont Lease will be thirty-nine (39) months and the Company will have one (1) option to extend the term by sixty (60) months. The Company has requested certain tenant improvements be made to the New Fremont Premises, which the Landlord will conduct at Landlord’s expense. The initial term of the New Fremont Lease will commence once the tenant improvements are complete, which is estimated to be February 10, 2025.

The initial monthly base rent will equal three and 15/100 dollars ($3.15) per square foot of rentable area of the New Fremont Premises and will be subject to an annual upward adjustment of three and a half percent (3.5%) of the then-current base rent.

In connection with entering into the New Fremont Lease, the Company and the Landlord entered into a sixth amendment (the “Sixth Amendment”) to the Company’s existing lease (the “Existing Fremont Lease”) whereby the Company leases certain premises at 34175 Ardenwood Boulevard in Fremont, California, which amends the expiration date of the Existing Fremont Lease to be the date that is the later of (a) March 10, 2025, and (b) the date that is the actual “Term Commencement Date” under the New Fremont Lease.

The foregoing description of the terms of the New Fremont Lease and the Sixth Amendment to the Existing Fremont Lease are not complete and are qualified in their entirety by reference to the New Fremont Lease and the Sixth Amendment to the Existing Fremont Lease, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Lease Agreement, dated October 3, 2024, by and between Ardelyx, Inc. and BMR-Pacific Research Center LP
10.2	Sixth Amendment to Lease, dated May 25, 2021, by and between Ardelyx, Inc. and 34175 Ardenwood Venture, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2024	ARDELYX, INC.

	By:	/s/ Justin Renz
Justin Renz
Chief Financial and Operations Officer